REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Agreement”) is made as of September 22, 2014, by the undersigned in favor of ACF FINCO I LP (“Lender”).

RECITALS:

Keltic Financial Partners II, LP sold substantially all of its assets to, and transferred substantially all of its liabilities to, ACF FINCO I LP, a Delaware limited partnership (“Lender”) effective June 4, 2014 pursuant to the terms of an Asset Purchase Agreement dated May 12, 2014 and the other agreements, documents and instruments executed and/or delivered in connection therewith (the “Keltic Acquisition”). CASTLE BRANDS INC., a corporation organized under the laws of the State of Florida (“CBI”) and CASTLE BRANDS (USA) CORP. a corporation organized under the laws of the State of Delaware (“CBUSA”) (individually and collectively, “Borrower”) and Lender (as successor-in-interest to Keltic Financial Partners II, LP pursuant to the Keltic Acquisition), are parties to a Loan and Security Agreement dated as of August 19, 2011, as amended by a First Amendment effective July 23, 2012, by an Second Amendment effective March 11, 2013, by a Third Amendment effective August 7, 2013, by a Fourth Amendment, Waiver and Consent effective October 21, 2013, by a Fifth Amendment, Waiver and Consent effective November 14, 2013 and by a Sixth Amendment effective as of June 30, 2014 (as so amended, the “Credit Agreement”), in connection with which Borrower delivered an Amended and Restated Revolving Credit Note dated March 11, 2013 in a maximum principal amount of $8,000,000 (the “Revolving Credit Note”), an Amended and Restated Term Note dated August 7, 2013 in an original principal amount of $4,000,000, an Amended and Restated Participation Agreement dated August 7, 2013 between Lender and the parties executing the same as “Participants” (the “Participation Agreement”) a Subordination Agreement dated August 7, 2013, as amended by a First Amendment effective as of October 21, 2013 between Lender and the parties executing the same as “Junior Creditors” thereto (as so amended, the “Subordination Agreement”), and other agreements, documents and instruments in connection therewith.

The Credit Agreement, the Revolving Credit Note, the Term Note, the Participation Agreement, the Subordination Agreement, and all other agreements, documents and instruments executed and/or delivered in connection therewith, as the same may be amended, restated, or otherwise modified from time to time, shall be collectively referred to as the “Loan Documents”.

Borrower has requested that Lender amend and restate the Credit Agreement to incorporate all amendments and modifications made thereto, to permit CBI to repay in full the indebtedness and obligations evidenced by the CBI August 2013 Subordinated Loan Documents, to amend and restate the Credit Agreement and Revolving Credit Note to increase the amount of the Revolving Credit and extend the term of the Revolving Credit to July 31, 2019, to amend and restate the Term Note to extend the term of the Term Loan to July 31, 2019, to amend the Subordination Agreement to permit the repayment in full of CBI’s indebtedness and obligations under the CBI August 2013 Subordinated Loan Documents, and to make certain other changes as described in an Amended and Restated Loan and Security Agreement effective on or about the date hereof (the “Restated Credit Agreement”), an Amended and Restated Revolving Credit Note dated on or about the date hereof (the “Restated Revolving Credit Note”), an Amended and Restated Term Note date on or about the date hereof (the “Restated Term Note”) and the other agreements, documents instruments executed and/or delivered to Senior Creditor in connection therewith. For purposes of this Agreement, the Restated Credit Agreement, the Restated Revolving Credit Note, the Restated Term Note, and all agreements, documents and instruments executed and/or delivered to Lender in connection therewith shall be referred to as the “Credit Agreement Restatement Documents”.

Each of the undersigned indicated as a “Validity Party” has executed and delivered a Validity and Support Agreement dated on or about August 19, 2011 in favor of Lender (each, a “Validity Agreement”) pursuant to which such Validity Party has agreed to validate certain information provided by Borrower to Lender and provide support in connection with Lender’s efforts to collect collateral to secure Borrower’s payment and performance of all obligations and to Lender and such other matters as described in such Validity Agreement.

Each of the undersigned indicated as a “Term Loan Participant” has executed and delivered to Lender the Participation Agreement pursuant to which such Participant has agreed to participate in the Term Note and to such other matters upon such terms and conditions contained in the Participation Agreement.

Each of the undersigned indicated as a “Junior Creditor” has executed and delivered to Lender the Subordination Agreement pursuant to which such Junior Creditor has agreed to subordinate its rights to payment of indebtedness due from Borrower to the indebtedness of Borrower to Lender, and such other matters upon such terms and conditions contained in the Subordination Agreement.

Upon the terms and conditions contained in the Credit Agreement Restatement Documents Lender has agreed to amend and restate the Credit Agreement and make certain other changes to the Credit Agreement, among other things, subject to and conditioned on the execution and delivery of this Agreement by the undersigned to Lender.

AGREEMENT:

1. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in any of the Credit Agreement Restatement Documents or the other Loan Documents, Borrower hereby (a) ratifies and confirms that pursuant to the transactions effected by the Keltic Acquisition effective June 4, 2014 ACF FinCo I LP is the “Lender” for all purposes of the Loan Documents, (b) reaffirms to Lender and ratifies its obligations under the Credit Agreement Restatement Documents and the other Loan Documents (collectively, the “Keltic Obligations”), including, specifically, the Credit Agreement Restatement Documents, and as the Loan Documents may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto, and each other agreement, document and instrument executed and/or delivered by the Borrower in connection therewith as the same may have been amended, modified and/or restated from time to time and including the amendment, modification or restatement thereof in connection with the matters described in the recitals hereto (collectively, the “Borrower Documents”), and (c) further ratifies and confirms that each of the Borrower Documents shall remain in full force and effect.

2. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in such party’s Validity Agreement, each Validity Party hereby (a) ratifies and confirms that pursuant to the transactions effected by the Keltic Acquisition effective June 4, 2014 ACF FinCo I LP is the “Lender” for all purposes of the Loan Documents, (b) reaffirms to Lender and ratifies its obligations under such Validity Agreement, and each other agreement, document and instrument executed and/or delivered by such Validity Party in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “Validity Documents”), and (c) further ratifies and confirms that each of the Validity Documents executed and/or delivered to Lender shall remain in full force and effect.

3. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Participation Agreement, each Term Loan Participant hereby (a) ratifies and confirms that pursuant to the transactions effected by the Keltic Acquisition effective June 4, 2014 ACF FinCo I LP is the “Lender” for all purposes of the Loan Documents, (b) reaffirms to the Lender and ratifies its obligations under the Participation Agreement, and each other agreement, document and instrument executed and/or delivered by such Participant in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “Participation Documents”), and (c) further ratifies and confirms that each of the Participation Documents executed and/or delivered to Lender shall remain in full force and effect.

4. Notwithstanding the occurrence of any of the events described in the recitals hereto or anything to the contrary contained in the Subordination Agreement, each Junior Creditor hereby (a) ratifies and confirms that pursuant to the transactions effected by the Keltic Acquisition effective June 4, 2014 ACF FinCo I LP is the “Lender” for all purposes of the Loan Documents, and that ACF FinCo I LP is the “Senior Creditor” for all purposes of the Subordination Agreement, specifically including the Second Amendment of the Subordination Agreement dated on or about the date of this Agreement, (b) reaffirms to Lender and ratifies its obligations under the Subordination Agreement, and each other agreement, document and instrument executed and/or delivered by such Junior Creditor in connection therewith, as the same may have been amended, modified and/or restated from time to time (collectively, the “Subordination Documents”), and (c) further ratifies and confirms that each of the Subordination Documents executed and/or delivered to Senior Creditor shall remain in full force and effect.

5. No change, amendment or modification of this Agreement shall be valid or binding unless such change, amendment or modification shall be in writing and duly executed by all parties hereto and consented to by the Lender in writing.

6. This Agreement shall be governed by and interpreted and construed in accordance with the internal laws of the State of New York, without regard to its principles of conflicts of laws, and any dispute hereunder shall be brought in the appropriate court located in Westchester County, New York or Erie County, New York.

7. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the Lender, and no party hereto shall be relieved of its duties, obligations or liabilities under this Agreement without the express written consent of the other parties hereto and the Lender, regardless of assignments, delegations or other agreements with third parties which may provide otherwise.

8. This Agreement shall be binding upon the parties hereto, their successors, permitted assigns, heirs and legal representatives.

9. The invalidity of one or more phrases, sentences, clauses or paragraphs contained in this Agreement shall not affect the validity of the remainder of this Agreement.

10. This Agreement contains the entire understanding of the parties and the Lender with respect to the subject matter hereof and there are no other oral understandings, terms or conditions except as expressly stated herein and none of the parties have relied upon any representation, express or implied, not contained in this Agreement.

11. This Agreement may be executed in two (2) or more counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first written above.

BORROWER:

CASTLE BRANDS INC.	CASTLE BRANDS (USA) CORP.
By: /s/ Alfred J. Small	By: /s/ Alfred J. Small

Name: Alfred J. Small	Name: Alfred J. Small

Its: CFO	Its:CFO

VALIDITY PARTIES:
/s/ Alfred Small	/s/ John Glover

ALFRED SMALL	JOHN GLOVER
/s/ Michael Becker	/s/ T. Kelley Spillane

MICHAEL BECKER	T. KELLEY SPILLANE
TERM LOAN PARTICIPANTS:
FROST GAMMA INVESTMENTS TRUST	MARIN BLEU INC.
By: /s/ Phillip Frost, M.D.	By:/s/ Stephen Liu

Name: Phillip Frost, M.D.	Name:Stephen Liu

Its: Trustee	Its:President/Director

/s/ Mark E. Andrews, III	/s/ Susan M. Lampen

MARK E. ANDREWS, III	SUSAN M. LAMPEN
/s/ Michael S. Liebowitz	/s/ Chester Franklin Zoeller III

MICHAEL S. LIEBOWITZ	CHESTER FRANKLIN ZOELLER III
JUNIOR CREDITORS:
FROST GAMMA INVESTMENTS TRUST	THREE COURT MASTER, LP
By: /s/ Phillip Frost, M.D.	By: /s/ Arthur Y. Roulac

Name: Phillip Frost, M.D.	Name: Arthur Y. Roulac

Its: Trustee	Its: Partner

JACQUELINE SIMKIN TRUST AS AMENDED DAVID THALHEIM REVOCABLE LIVING

AND RESTATED 12/16/2003	TRUST
By: /s/ Jacqueline Simkin	By: /s/ David Thalheim

Name: Jacqueline Simkin	Name: David Thalheim

Its: Trustee	Its: Trustee

IVC INVESTORS, LLLP	VECTOR GROUP LTD
By: /s/ Glenn L. Halpryn	By: /s/ J. Bryant Kirkland III

Name: Glenn L. Halpryn	Name: J. Bryant Kirkland III

Its: President	Its: Vice President, CFO and Treasurer

/s/ Susan M. Lampen	/s/ Mark E. Andrews, III

SUSAN M. LAMPEN	MARK E. ANDREWS, III
/s/ Brian Heller	/s/ Michael Brauser

BRIAN HELLER	MICHAEL BRAUSER
/s/ Subbarao Uppaluri	/s/ Juan Rodriguez

SUBBARAO UPPALURI	JUAN RODRIGUEZ
/s/ Tibor Hollo	/s/ Elliott Harris

TIBOR HOLLO	ELLIOTT HARRIS
/s/ Stephen H. Liu	/s/ Dennis Scholl

STEPHEN H. LIU	DENNIS SCHOLL
/s/ Richard Rosenstock	/s/ Fred Johnson

RICHARD ROSENSTOCK	FRED JOHNSON
/s/ David Farina

DAVID FARINA